Accounts Payable	12 Months Ended
Dec. 31, 2025
Accounts Payable [Abstract]
ACCOUNTS PAYABLE

13. ACCOUNTS PAYABLE

	As of December 31,
	2024	2025
	RMB	RMB	USD

IT Service Fee	4,245	3,772	539
Others	153	1,441	206
Accounts payable	4,398	5,213	745

Accounts payable primarily consist of amounts due to third-party service providers, including cloud computing and data analytics service providers, as well as other operating payables arising in the ordinary course of business. These balances include amounts incurred for services received but not yet paid as of the balance sheet date.

Certain service arrangements are based on usage or contractual service periods, and accordingly, accounts payable may include estimates of amounts due for services received but not yet invoiced or settled as of the reporting date. Payments made in advance for services to be received in future periods are recorded separately as prepayments.